Filed Pursuant to Rule 497(a)

File No. 333-277540

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Fidus Investment Corporation New Issue Announcement

Issuer:	Fidus Investment Corporation (“FDUS”)

Security Type:	Sr. Unsecured Notes

Size:	$100mm

Format:	SEC Registered

Maturity:	March 19, 2030

Expected Rating:	BBB- (Fitch)*

Use of Proceeds:	General Corporate Purposes

Opt Redemption:	Make Whole Call, 6 month par call

Bookrunners:	Raymond James

Denoms:	$2,000 x $1,000

Settlement:	T+5 (March 19, 2025)

IPT:	5yr Tsy + 285 bps

Timing:	Today’s business

Link to Preliminary Prospectus Supplement:	https://www.sec.gov/Archives/edgar/data/1513363/000119312525052621/d890706d424b2.htm

*

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FDUS before investing. The preliminary prospectus supplement dated March 12, 2025, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about FDUS and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.